UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

SEQUENTIAL BRANDS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36082	86-0449546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Bryant Park

30th Floor
New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 amends the Current Report on Form 8-K, filed on September 14, 2015 (the “Initial Form 8-K”) and Amendment No. 1 to the Initial Form 8-K, filed on September 25, 2015, to update the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition (the “Acquisition”) by Joe’s Holdings LLC, a newly formed Delaware limited liability company and subsidiary of Sequential Brands Group, Inc. or the “Company” (“Joe’s Holdings”), of certain intellectual property assets from Joe’s Jeans, Inc., a Delaware corporation used or held for use in Joe’s Jeans’ business operated under the brand names “Joe’s Jeans,” “Joe’s,” “Joe’s JD” and “else” (“Joe’s Jeans Licensing”) for an aggregate cash purchase price of $67.0 million. Sequential accounted for the acquisition as a business combination in accordance with Financial Accounting Standards Board Accounting Standards Codification 805 Business Combinations. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited combined financial statements of Joe’s Jeans Licensing as of November 30, 2014, 2013 and 2012 and for each of the three years in the period ended November 30, 2014 as well as the unaudited combined financial statements of the Joe’s Business as of May 31, 2015 and 2014 and for the six month periods ended May 31, 2014 and 2013 are attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2015.

(d)	The following exhibits are filed as a part of this Report.

Exhibit No.	Description
23.1	Consent of CohnReznick LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Combined Financial Statements of Joe’s Jeans Licensing (a Carve-Out of Joe’s Jeans, Inc.) as of and for the Years Ended November 30, 2014, 2013 and 2012 and Unaudited Combined Financial Statements of Joe’s Jeans Licensing (a Carve-Out of Joe’s Jeans, Inc.) as of and for the Three and Six Months Ended May 31, 2015 and 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: October 13, 2015	By:	/s/ Gary Klein
		Name:	Gary Klein
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of CohnReznick LLP
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Combined Financial Statements of Joe’s Jeans Licensing (a Carve-Out of Joe’s Jeans, Inc.) as of and for the Years Ended November 30, 2014, 2013 and 2012 and Unaudited Combined Financial Statements of Joe’s Jeans Licensing (a Carve-Out of Joe’s Jeans, Inc.) as of and for the Three and Six Months Ended May 31, 2015 and 2014